UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): June 30, 2009

BTHC VIII, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21071	20-5463509
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

THT Industrial Park,
No.5 Nanhuan Road, Tiexi District
Siping, Jilin Province China 136000
(Address of principal executive offices)

86-434-3265241
(Registrant's telephone number, including area code)

28 Cottonwood Lane, Hilton Head, SC 29926
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 801.     Other Events.

On June 30, 2009, BTHC VIII, Inc. (the "Company") issued a press release announcing that it had successfully closed a share exchange transaction with the shareholder of Megaway International Holdings Limited, a British Virgin Islands corporation. A copy of this press release is attached hereto as Exhibit 99.1. The Company intends to file a current report on 8-K disclosing the material terms of the transaction within 4 business days.

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2009

BTHC VIII, INC.

/s/ Guohong Zhao
Guohong Zhao
Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 30, 2009.